Redeemable Preferred Stock	12 Months Ended
Dec. 31, 2011
Features of Convertible Preferred Stock [Abstract]
Redeemable Preferred Stock
Redeemable Preferred Stock

Preferred Stock
In conjunction with the IPO, 7,338,769 Series D1 preferred stock were converted into 725,117 shares of common stock. The Series D1 preferred stock was not redeemable and, therefore, cumulative unpaid dividends in arrears were not recorded on our consolidated balance sheets. However, while the preferred stock was outstanding, such cumulative unpaid dividends were included in net loss attributable to common stockholders for all periods that Series D1 preferred stock was outstanding.

Redeemable Preferred Stock
On June 23, 2010, in conjunction with the IPO, 303,875,267 shares of Series A, B, C, D, E F, G and I redeemable preferred stock converted to 25,322,309 shares of common stock.

On December 7, 2010, at the option of one of the stockholders, 1,041,006 shares of Series H redeemable preferred stock converted to 116,739 shares of common stock. As of December 31, 2010, 20,654,886 shares of Series H redeemable preferred stock were outstanding, the carrying value was $49,862 and the liquidation value was $52,116.

On December 29, 2010, we gave notice to the remaining stockholders of the Series H redeemable preferred stock of our election to cause a mandatory conversion, whereby all shares of Series H preferred stock would be converted to common stock on January 3, 2011. As the average closing price of our common stock was higher than $21.99 per common share during the 90-day period prior to December 29, 2010, the mandatory conversion was allowed in accordance with the Restated Certificate of Incorporation of Motricity, Inc.

On January 3, 2011, the 20,654,886 outstanding and accrued shares of Series H redeemable preferred stock was converted into 2,348,181 shares of common stock.